Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

We, Jean-Jacques Bienaimé and Daniel Spiegelman, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that BioMarin Pharmaceutical Inc.’s Quarterly Report on Form 10-Q for the period ended September 30, 2017, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of BioMarin Pharmaceutical Inc.

/s/ JEAN-JACQUES BIENAIMÉ
Jean-Jacques Bienaimé
Chief Executive Officer

October 31, 2017

/s/ DANIEL SPIEGELMAN
Daniel Spiegelman
Executive Vice President and Chief Financial Officer

October 31, 2017